UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2005
O2DIESEL CORPORATION
(Exact name of registrant as specified in its charter)
Commission file number: 000-32228

Delaware	91-2023525
(State of incorporation)	(I.R.S. Employer Identification No.)

100 Commerce Drive, Suite 301
Newark, DE	19713
(Address of principal executive offices)	(Zip Code)
(302) 266-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01 Entry into a Material Definitive Agreement
The disclosure required to be provided herein is incorporated by reference to Item 3.02 below.
SECTION 3 — SECURITIES AND TRADING MARKET
Item 3.02 Unregistered Sales of Equity Securities
On September 20, 2005, O2Diesel Corporation (the “Company”) entered into a Common Stock and Warrant Purchase Agreement (the “Agreement”) with an European investor (the “Purchaser”) for 3,228,070 shares of its common stock at a purchase price of $0.7125 per share in a private placement, for total proceeds of $2,300,000. As a condition to the enforceability of the Agreement against the Company, the Purchaser was required to fund the purchase price in an escrow account, which funds were received on September 28, 2005.
As part of the sale, the Company will also issue warrants to purchase 1,614,035 shares of common stock at an exercise price of $1.425 per share during the period of six months to forty-two months of issuance or at a cashless exercise if a registration statement is not effective within one year of issuance. The warrants expire forty-two months after the date of issuance. The Purchaser’s obligation to purchase the shares is subject to the Company satisfying certain additional conditions. The Company anticipates that this financing will close within 30 days.
As part of the transaction, the Company has agreed to sell up to an additional $700,000 of its common stock to the Purchaser at a purchase price of $0.7125 per share for 982,456 shares. The Company will also issue warrants to purchase 491,228 shares of common stock at an exercise price of $1.425 per share during the period of six months to forty-two months of issuance or at a cashless exercise if a registration statement is not effective within one year of issuance. The warrants expire forty-two months after the date of issuance. The Purchaser has 180 days following the date of the Agreement to acquire the additional shares.
The common stock and the warrants will be issued to the accredited investor in a transaction that will be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated under the Securities Act.
A copy of the Agreement and Form of Warrant are filed as Exhibits 10.1 and 10.2, which are incorporated herein by reference. A copy of the Company’s October 4, 2005 Press Release announcing the transaction is filed hereto as exhibit to this report and is incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits:

Exhibit No.	Description

10.1	Common Stock and Warrant Purchase Agreement, filed herewith.

10.2	Form of Warrant, filed herewith.

99.1	Text of Press Release, issued by O2Diesel Corporation on October 4, 2005, filed herewith.

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O2DIESEL CORPORATION

By:	/s/ Alan R. Rae

Alan R. Rae Chief Executive Officer
Date: October 4, 2005